Accounting Policies, by Policy (Policies)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Accounting Policies [Abstract]
Consolidation, Policy [Policy Text Block]

A. Principles of Consolidation — Our Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America, and include our accounts, our wholly-owned subsidiaries’ accounts and a proportionate share of the accounts of the joint ventures in which we participate. All significant inter-company balances and transactions have been eliminated in consolidation.

Use of Estimates, Policy [Policy Text Block]

B.  Assumptions and Use of Estimates — Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts and related disclosure of assets, liabilities, revenue and expenses at the date of the consolidated financial statements and reporting periods. We consider our most critical accounting estimates to be future metals prices, obligations for environmental, reclamation and closure matters, mineral reserves, and valuation of business combinations. Other significant areas requiring the use of management assumptions and estimates relate to reserves for contingencies and litigation; asset impairments, including long-lived assets and investments; valuation of deferred tax assets; inventory net realizable value; and post-employment, post-retirement and other employee benefit assets and liabilities. We have based our estimates on historical experience and on various other assumptions that we believe to be reasonable. Accordingly, actual results may differ materially from these estimates under different assumptions or conditions.

Cash and Cash Equivalents, Policy [Policy Text Block]

C.  Cash and Cash Equivalents — Cash and cash equivalents consist of all cash balances and highly liquid investments with a remaining maturity of three months or less when purchased and are carried at fair value. Cash and cash equivalents are invested in money market funds, certificates of deposit, U.S. government and federal agency securities, municipal securities and corporate bonds.

Investment, Policy [Policy Text Block]

D.  Investments and Securities Held for Sale — We determine the appropriate classification of our investments at the time of purchase and re-evaluate such determinations at each reporting date. Short-term investments include certificates of deposit and held-to-maturity securities, based on our intent and ability to hold the securities to maturity. Marketable equity securities are categorized as available for sale and carried at fair market value.

Realized gains and losses on the sale of securities are recognized on a specific identification basis. Unrealized gains and losses are included as a component of accumulated other comprehensive income (loss), unless an other than temporary impairment in value has occurred, which would then be charged to current period net income (loss).  Unrealized gains and losses originally included in accumulated other comprehensive income are reclassified to current period net income (loss) when the sale or determination of an other than temporary impairment of securities occurs.

Inventory, Policy [Policy Text Block]

E.  Inventories — Inventories are stated at the lower of average costs incurred or estimated net realizable value. Major types of inventories include materials and supplies and metals product inventory, which is determined by the stage at which the ore is in the production process (stockpiled ore and finished goods). Inventories are valued at the lower of full cost of production or net realizable value based on current metals prices.

Stockpiled ore inventory represents ore that has been mined, hauled to the surface, and is available for further processing. Stockpiles are measured by estimating the number of tons added and removed from the stockpile, the number of contained metal ounces or pounds (based on assay data) and the estimated metallurgical recovery rates (based on the expected processing method). Costs are allocated to a stockpile based on relative values of material stockpiled and processed using current mining costs incurred up to the point of stockpiling the ore, including applicable overhead, depreciation, depletion and amortization relating to mining operations, and removed at each stockpile’s average cost per recoverable unit.

Finished goods inventory includes doré and concentrates at our operations, doré in transit to refiners and bullion in our accounts at refineries.

Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, Policy [Policy Text Block]

F. Restricted Cash — Restricted cash and investments primarily represent investments in money market funds and bonds of U.S. government agencies and are restricted primarily for reclamation funding or surety bonds. Restricted cash balances are carried at fair value.

Property, Plant and Equipment, Policy [Policy Text Block]

G. Properties, Plants and Equipment – Costs are capitalized when it has been determined an ore body can be economically developed.  The development stage begins at new projects when our management and/or Board of Directors makes the decision to bring a mine into commercial production, and ends when the production stage, or exploitation of reserves, begins.  Expenditures incurred during the development and production stages for new facilities or new assets that extend the useful lives of existing facilities and major mine development expenditures are capitalized, including primary development costs such as costs of building access ways, shaft sinking, lateral development, drift development, ramps and infrastructure developments.

Costs for exploration, pre-development, secondary development at operating mines, and maintenance and repairs on capitalized property, plant and equipment are charged to operations as incurred.  Exploration costs include those relating to activities carried out (a) in search of previously unidentified mineral deposits, (b) at undeveloped concessions, or (c) at operating mines already containing proven and probable reserves, where a determination remains pending as to whether new target deposits outside of the existing reserve areas can be economically developed.  Pre-development activities involve costs incurred in the exploration stage that may ultimately benefit production, such as underground ramp development, which are expensed due to the lack of evidence of economic development, which is necessary to demonstrate future recoverability of these expenses. Secondary development costs are incurred for preparation of an ore body for production in a specific ore block, stope or work area, providing a relatively short-lived benefit only to the mine area they relate to, and not to the ore body as a whole.

Drilling and related costs are either classified as exploration or secondary development, as defined above, and charged to operations as incurred, or capitalized, based on the following criteria:

•	Whether the costs are incurred to further define mineralization at and adjacent to existing reserve areas or intended to assist with mine planning within a reserve area;

•	Whether the drilling costs relate to an ore body that has been determined to be commercially mineable, and a decision has been made to put the ore body into commercial production; and

•

Whether, at the time that the cost is incurred, the expenditure: (a) embodies a probable future benefit that involves a capacity, singly or in combination, with other assets to contribute directly or indirectly to future net cash inflows, (b) we can obtain the benefit and control others’ access to it, and (c) the transaction or event giving rise to our right to or control of the benefit has already occurred.

If all of these criteria are met, drilling and related costs are capitalized.  Drilling costs not meeting all of these criteria are expensed as incurred.  The following factors are considered in determining whether or not the criteria listed above have been met, and capitalization of drilling costs is appropriate:

•	Completion of a favorable economic study and mine plan for the ore body targeted;

•	Authorization of development of the ore body by management and/or the Board of Directors; and

•	All permitting and/or contractual requirements necessary for us to have the right to or control of the future benefit from the targeted ore body have been met.

Drilling and related costs of approximately $5.0 million, $3.6 million, and $3.6 million for the years ended December 31, 2012, 2011 and 2010, respectively, met our criteria for capitalization listed above, at our properties that are in the production stage.

When assets are retired or sold, the costs and related allowances for depreciation and amortization are eliminated from the accounts and any resulting gain or loss is reflected in current period net income (loss).  Idle facilities placed on standby basis are carried at the lower of net carrying value or estimated net realizable value.  The net carrying values of idle facilities on standby are written-down to salvage value upon reaching the end of the economic life.  Therefore, with the exception of depreciation recorded on mobile equipment used in ongoing exploration and reclamation efforts at such properties, we do not record depreciation on idle facilities when they are not in operation.

Included in property, plant and equipment on our consolidated financial statements are mineral interests, which are tangible assets that include acquired undeveloped mineral interests and royalty interests.  Undeveloped mineral interests include: (i) mineralized material and other resources which are measured, indicated or inferred with insufficient drill spacing or quality to qualify as proven and probable reserves; and (ii) inferred material not immediately adjacent to existing proven and probable reserves but accessible within the immediate mine infrastructure.  Residual values for undeveloped mineral interests represents the expected fair value of the interests at the time we plan to convert, develop, further explore or dispose of the interests and are evaluated at least annually.

Regulatory Depreciation and Amortization, Policy [Policy Text Block]

H. Depreciation, Depletion and Amortization — Capitalized costs are depreciated or depleted using the straight-line method or unit-of-production method at rates sufficient to depreciate such costs over the shorter of estimated productive lives of such facilities or the useful life of the individual assets. Productive lives range from 1 to 26 years, but do not exceed the useful life of the individual asset. Determination of expected useful lives for amortization calculations are made on a property-by-property or asset-by-asset basis at least annually. Our estimates for reserves, mineralized material, and other resources are a key component in determining our units of production depreciation rates. Our estimates of proven and probable ore reserves, mineralized material, and other resources may change, possibly in the near term, resulting in changes to depreciation, depletion and amortization rates in future reporting periods.

Undeveloped mineral interests are not amortized until such time as there is proven and probable reserves.  At that time, the basis of the mineral interest is amortized on a units-of-production basis.  Pursuant to our policy on impairment of long-lived assets (discussed further below), if it is determined that an undeveloped mineral interest cannot be economically converted to proven and probable reserves, the basis of the mineral interest is reduced to its net realizable value and an impairment loss is recorded to expense in the period in which it is determined to be impaired.

Impairment or Disposal of Long-Lived Assets, Including Intangible Assets, Policy [Policy Text Block]

I.  Impairment of Long-lived Assets — Management reviews and evaluates the net carrying value of all facilities, including idle facilities, for impairment upon the occurrence of other events or changes in circumstances that indicate that the related carrying amounts may not be recoverable. We estimate the net realizable value of each property based on the estimated undiscounted future cash flows that will be generated from operations at each property, the estimated salvage value of the surface plant and equipment, and the value associated with property interests.

Although management has made a reasonable estimate of factors based on current conditions and information, assumptions underlying future cash flows are subject to significant risks and uncertainties. Estimates of undiscounted future cash flows are dependent upon estimates of metals to be recovered from proven and probable ore reserves, and to some extent, identified resources beyond proven and probable reserves, future production and capital costs and estimated metals prices (considering current and historical prices, forward pricing curves and related factors) over the estimated remaining mine life. It is reasonably possible that changes could occur in the near term that could adversely affect our estimate of future cash flows to be generated from our operating properties. If undiscounted cash flows including an asset’s fair value are less than the carrying value of a property, an impairment loss is recognized.

Proven And Probable Ore Reserves

J. Proven and Probable Ore Reserves — At least annually, management reviews the reserves used to estimate the quantities and grades of ore at our mines which we believe can be recovered and sold economically. Management’s calculations of proven and probable ore reserves are based on engineering and geological estimates, including future metals prices and operating costs. From time to time, management obtains external audits of reserves. A partial third-party audit of 2012 reserves at Greens Creek was concluded during 2012.

Reserve estimates will change as existing reserves are depleted through production and as production costs and/or metals prices change. A significant drop in metals prices may reduce reserves by making some portion of such ore uneconomic to develop and produce. Changes in reserves may also reflect that actual grades of ore processed may be different from stated reserve grades because of variation in grades in areas mined, mining dilution and other factors. Our reserve estimates may change based on actual production experience. It is reasonably possible that certain of our estimates of proven and probable ore reserves will change in the near term, which could result in a change to estimated future cash flows, associated carrying values of the asset and amortization rates in future reporting periods, among other things.

Declines in the market prices of metals, increased production or capital costs, reduction in the grade or tonnage of the deposit or an increase in the dilution of the ore or reduced recovery rates may render ore reserves uneconomic to exploit. If our realized price for the metals we produce were to decline substantially below the levels set for calculation of reserves for an extended period, there could be material delays in the development of new projects, net losses, reduced cash flow, restatements or reductions in reserves and asset write-downs in the applicable accounting periods. Reserves should not be interpreted as assurances of mine life or of the profitability of current or future operations. No assurance can be given that the estimate of the amount of metal or the indicated level of recovery of these metals will be realized.

Pension and Other Postretirement Plans, Policy [Policy Text Block]

K. Pension Plans and Other Post-retirement Benefits — We maintain pension plans covering substantially all U.S. employees and provide certain post-retirement benefits for qualifying retired employees. Pension benefits generally depend on length and level of service and age upon retirement. Substantially all benefits are paid through pension trusts. We contributed approximately $0.3 million related to our unfunded supplemental executive retirement plan in years 2012, 2011 and 2010, and expect to contribute $0.3 million related to this plan in 2013. We did not contribute to our other pension plans during 2011, but contributed approximately $1.1 million to the Hecla pension plan in 2012 and expect to contribute $1.0 million to our defined benefit plans in 2013.

Regulations regarding employers’ accounting for defined benefit pension and other post-retirement plans among other things, require us to:

•	Recognize the funded status of our defined benefit plans in our consolidated financial statements; and

•

Recognize as a component of other comprehensive income (loss) the actuarial gains and losses and prior service costs and credits that arise during the period but are not immediately recognized as components of net periodic benefit cost.

Income Tax, Policy [Policy Text Block]

L. Income and Production Taxes — We provide for federal, state and foreign income taxes currently payable, as well as those deferred due to timing differences between reporting income and expenses for financial statement purposes versus tax purposes. Federal, state and foreign tax benefits are recorded as a reduction of income taxes, when applicable. We record deferred tax liabilities and assets for expected future tax consequences of temporary differences between the financial statement carrying amounts and the tax bases of those assets and liabilities, as well as operating loss and tax credit carryforwards, using enacted tax rates in effect in the years in which the differences are expected to reverse.

We evaluate uncertain tax positions in a two-step process, whereby (i) it is determined whether it is more likely than not that the tax positions will be sustained based on the technical merits of the position and (ii) for those tax positions that meet the more-likely-than-not recognition threshold, the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the related tax authority would be recognized.

We classify mine license taxes incurred in the states of Alaska and Idaho as other direct production costs reported in our gross profits. Our costs for mine license taxes for the years ended December 31, 2012, December 31, 2011, and December 31, 2010 were $5.7 million, $6.4 million, and $9.6 million, respectively. Approximately 98% or more of the taxes accrued in all three periods were for the State of Alaska.

For additional information, see Note 5— Income Taxes.

Asset Retirement Obligations, Policy [Policy Text Block]

M. Reclamation and Remediation Costs (Asset Retirement Obligations)  — At our operating properties, we record a liability for the present value of our estimated environmental remediation costs, and the related asset created with it, in the period in which the liability is incurred. The liability is accreted and the asset is depreciated over the life of the related assets. Adjustments for changes resulting from the passage of time and changes to either the timing or amount of the original present value estimate underlying the obligation are made in the period incurred.

At our non-operating properties, we accrue costs associated with environmental remediation obligations when it is probable that such costs will be incurred and they are reasonably estimable. Accruals for estimated losses from environmental remediation obligations have historically been recognized no later than completion of the remedial feasibility study for such facility and are charged to current earnings to provision for closed operations and environmental matters. Costs of future expenditures for environmental remediation are not discounted to their present value unless subject to a contractually obligated fixed payment schedule. Such costs are based on management’s current estimate of amounts to be incurred when the remediation work is performed, within current laws and regulations.

Future closure, reclamation and environmental-related expenditures are difficult to estimate in many circumstances, due to the early stage nature of investigations, uncertainties associated with defining the nature and extent of environmental contamination, the application of laws and regulations by regulatory authorities, and changes in reclamation or remediation technology. We periodically review accrued liabilities for such reclamation and remediation costs as evidence becomes available indicating that our liabilities have potentially changed. Changes in estimates at our non-operating properties are reflected in current period net income (loss).

Accruals for closure costs, reclamation and environmental matters for operating and non-operating properties totaled $113.2 million at December 31, 2012, and the majority of these expenditures relating to these accruals will be made over the next two years. It is reasonably possible the ultimate cost of reclamation and remediation could change in the future, and that changes to these estimates could have a material effect on future operating results as new information becomes known.

Revenue Recognition, Policy [Policy Text Block]

N. Revenue Recognition and Smelter Accounts Receivable — Sales of all metals products sold directly to smelters, including by-product metals, are recorded as revenues and accounts receivable when title and risk of loss transfer to the smelter (generally at the time of shipment) at estimated forward prices for the anticipated month of settlement. Due to the time elapsed from shipment to the smelter and the final settlement with the smelter, we must estimate the prices at which sales of our metals will be settled. Previously recorded sales and accounts receivable are adjusted to estimated settlement metals prices until final settlement by the smelter.

Sales and accounts receivable for concentrate shipments to smelters are recorded net of charges by the smelters for treatment, refining, smelting losses, and other charges negotiated by us with the smelters. Charges are estimated by us upon shipment of concentrates based on contractual terms, and actual charges do not vary materially from our estimates. Costs charged by smelters include fixed treatment and refining costs per ton of concentrate, and also include price escalators which allow the smelters to participate in the increase of lead and zinc prices above a negotiated baseline.

Changes in metals prices between shipment and final settlement will result in adjustments to revenues and accounts receivable related to sales of concentrate previously recorded upon shipment. Our concentrate sales and accounts receivable are based on provisional sales prices containing an embedded derivative that is required to be separated from the host contract for accounting purposes. The host contract is the receivable from the sale of the concentrates at the forward price at the time of the sale. The embedded derivative, which does not qualify for hedge accounting, is adjusted to market through earnings each period prior to final settlement.

At December 31, 2012, metals contained in concentrates and exposed to future price changes totaled 0.8 million ounces of silver, 3,912 ounces of gold, 12,189 tons of zinc, and 3,887 tons of lead.  However, as discussed in P. Risk Management Contracts below, we utilize a program to mitigate the risk of negative price adjustments with limited mark-to-market financially settled forward contracts for our zinc and lead sales.

Sales of metals in products tolled by refiners and sold directly by us, rather than sold to smelters, are recorded at contractual amounts when title and risk of loss transfer to the buyer. We sell finished metals after refining, as well as doré produced at our locations.

Sales from our Greens Creek and Lucky Friday units include significant value from by-product metals mined along with net values of each unit’s primary metal.  We periodically review our proven and probable reserves to ensure that reporting of primary products and by-products is appropriate. Within our cost per ounce calculations, because we consider zinc, lead, and gold to be by-products of our silver production, the values of these metals offset operating costs.  While value from zinc, lead, and gold is significant at Greens Creek, and value from lead and zinc is significant at Lucky Friday, we believe identification of silver as the primary product, with the other metals we produce as by-product credits, is appropriate because (i) silver has historically accounted for a higher proportion of revenue than any other metal and is expected to do so in the future, (ii) our operations are situated in mining districts associated with silver production or have deposits containing unusually high portions of silver, (iii) our operations generally utilize selective mining methods to target silver and metallurgical treatment that maximize silver recovery, and (iv) we have historically presented our operations as primary producers of silver, based on the original analyses that justified putting them into production, and believe that consistency in disclosure is important to our investors regardless of the relationships of metals prices and production from year to year.

Changes in the market price of metals significantly affect our revenues, profitability, and cash flow. Metals prices can and often do fluctuate widely and are affected by numerous factors beyond our control, such as political and economic conditions, demand, forward selling by producers, aggregation by metals speculators and others, expectations for inflation, central bank sales, custom smelter activities, the relative exchange rate of the U.S. dollar, purchases and lending, investor sentiment, and global mine production levels. The aggregate effect of these factors is impossible to predict. Because our revenue is derived from the sale of silver, gold, lead, and zinc, our earnings are directly related to the prices of these metals.

Foreign Currency Transactions and Translations Policy [Policy Text Block]

O. Foreign Currency — The functional currency for our operations located in the U.S., Mexico and Canada was the U.S. dollar for all periods presented. Accordingly, for the San Sebastian unit in Mexico and our Canadian office, we have translated our monetary assets and liabilities at the period-end exchange rate, and non-monetary assets and liabilities at historical rates, with income and expenses translated at the average exchange rate for the current period. All translation gains and losses have been included in the current period net income (loss).

For the years ended December 31, 2012, 2011 and 2010, we recognized total net foreign exchange losses of $0.1 million, $0.2 million and $37,000, respectively.

Risk Management Contracts Policy Text Block

P. Risk Management Contracts — We use derivative financial instruments as part of an overall risk-management strategy that is used as a means of managing exposure to base metals prices and interest rates. We do not hold or issue derivative financial instruments for speculative trading purposes.

We measure derivative contracts as assets or liabilities based on their fair value. Gains or losses resulting from changes in the fair value of derivatives in each period are recorded either in current earnings or other comprehensive income (“OCI”), depending on the use of the derivative, whether it qualifies for hedge accounting and whether that hedge is effective. Amounts deferred in OCI are reclassified to sales of products (for metals price-related contracts) or interest expense (for interest rate-related contracts) when the hedged transaction has occurred. Ineffective portions of any change in fair value of a derivative are recorded in current period other operating income (expense).

In the second quarter of 2010 we began utilizing two financially-settled forward contract programs to manage the exposure to changes in prices of zinc and lead contained in (i) our concentrate shipments between the time of sale and final settlement and (ii) our forecasted future concentrate shipments.  The contracts under these programs do not qualify for hedge accounting, and are marked-to-market through earnings each period.  See Note 10 for additional information on base metal derivative contracts, including open positions as of December 31, 2012.

Share-based Compensation, Option and Incentive Plans Policy [Policy Text Block]

Q. Stock Based Compensation — The fair value of the equity instruments granted to employees are estimated on the date of grant using the Black-Scholes pricing model (see Note 9 for information on the methodologies and assumptions used).   We recognized stock-based compensation expense of approximately $3.1 million, $2.1 million, and $3.4 million, respectively, during 2012, 2011 and 2010, which was recorded to general and administrative expenses, exploration and cost of sales and other direct production costs.   As of December 31, 2012, the majority of the instruments outstanding were fully vested.

For additional information on our employee stock option and unit compensation, see Note 9.

Legal Costs, Policy [Policy Text Block]	R. Legal Costs – Legal costs incurred in connection with a potential loss contingency are accrued and recorded to expense as incurred.
Earnings Per Share, Policy [Policy Text Block]

S. Basic and Diluted Income (Loss) Per Common Share — We calculate basic earnings per share on the basis of the weighted average number of common shares outstanding during the period. Diluted earnings per share is calculated using weighted average number of common shares outstanding during the period plus the effect of potential dilutive common shares during the period using the treasury stock and if-converted methods.

Potential dilutive common shares include outstanding stock options, unvested restricted stock awards, stock units, warrants and convertible preferred stock for periods in which we have reported net income. For periods in which we reported net losses, potential dilutive common shares are excluded, as their conversion and exercise would be anti-dilutive. See Note 13 for additional information.

Comprehensive Income (Loss) Policy Text Block

T. Comprehensive Income (Loss) — In addition to net income (loss), comprehensive income (loss) includes certain changes in equity during a period, such as adjustments to minimum pension liabilities, adjustments to recognize the over-funded or underfunded status of our defined benefit pension plans, and cumulative unrecognized changes in the fair value of available for sale investments, net of tax, if applicable.

Fair Value of Financial Instruments, Policy [Policy Text Block]

U.  Fair Value Measurements — We disclose the following information for each class of assets and liabilities that are measured at fair value:

a.	the fair value measurement;

b.

the level within the fair value hierarchy in which the fair value measurements in their entirety fall, segregating fair value measurements using quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2), and significant unobservable inputs (Level 3);

c.

for fair value measurements using significant unobservable inputs (Level 3), a reconciliation of the beginning and ending balances, separately presenting changes during the period attributable to the following:

(1)

total gains or losses for the period (realized and unrealized), segregating those gains or losses included in earnings, and a description of where those gains or losses included in earnings  are reported in the statement of operations;

(2)

the amount of these gains or losses attributable to the change in unrealized gains or losses relating to those assets or liabilities still held at the reporting period date and a description of where those unrealized gains or losses are reported;

(3)	purchases, sales, issuances, and settlements (net); and

(4)	transfers into and/or out of Level 3.

d.

the amount of the total gains or losses for the period in (c)(1) included in earnings  that are attributable to the change in unrealized gains or losses relating to those assets and liabilities still held at the reporting date and a description of where those unrealized gains or losses are reported in the statement of operations; and

e.	in annual periods only, the valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques, if any, during the period.

Description of New Accounting Pronouncements Not yet Adopted [Text Block]

V. New Accounting Pronouncements — In June 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2011-05, which, among other things, amended Subtopic 220 with respect to the presentation of other comprehensive income and its components in the financial statements. The update amended Subtopic 220 so that a SEC filer may present other comprehensive income either in a single continuous statement or in two separate but consecutive statements. The filer is also required to present on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statements where the components of net income and the components of other comprehensive income are presented. The amendments in this update apply to both annual and interim periods beginning after December 15, 2011, with the exception of the amendment regarding presentation of reclassification adjustments, which has been deferred to a later date. Adoption of this guidance did not have a material impact on our consolidated financial statements.

In May 2011, the FASB issued ASU 2011-04, which amends Subtopic 820 to clarify the application of existing common fair value measurement and disclosure requirements. ASU 2011-04 provides clarification for the following:

1.     the application of the highest and best use of valuation premise concepts;

2.     measuring the fair value of an instrument classified in shareholders' equity; and

3.     disclosures about fair value measurements.

The amendments in this update became effective for interim and annual periods beginning after December 15, 2011. Adoption of this guidance did not have a material impact on our consolidated financial statements.

In December of 2011, the FASB issued ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, which enhances disclosure requirements regarding an entity's financial instruments and derivative instruments that are offset or subject to a master netting arrangement. This information about offsetting and related netting arrangements will enable users of financial statements to understand the effect of those arrangements on the entity's financial position, including the effect of rights of setoff. The amendments are required for annual reporting periods beginning after January 1, 2013, and interim periods within those annual periods. We are evaluating the impact of this guidance, but do not anticipate it will have a material impact on our consolidated financial statements.